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Exhibit 10.12

United States Department of the Interior

BUREAU OF LAND MANAGEMENT
Wyoming State Office
P. O. Box 1828
Cheyenne, Wyoming 82009-1828

In Reply Refer To:

3432 (922Love)
WYW146744
Phone No: 307-775-6115
Fax. No:    307-775-6203

JUN 19 2006

NOTICE

Jacobs Ranch Coal Company	:
P.O. Box 3013	:	Federal Coal
Gillette, Wyoming 82718	:	Jacobs Ranch Mine

Modified Coal Lease Issued;
Consent of Surety Accepted

Attached is a copy of modified lease WYW146744. The approval is effective June 1, 2006. Federal coal lease WYWI46744 now contains 5,022.595 acres. The effective date of the lease remains May 1, 2002.

Rental in the amount of $15,069.00 will continue to be due on or before May 1st of each year.

On May 23, 2006, you filed a consent of surety to extend the coverage of your present lease bond number 104647221 to include the additional lands. We are accepting the consent of surety effective June 19, 2006, the date of this notice.

/s/ Robert A. Bennett Robert A. Bennett State Director

Attachment

Ms. Lynne Boomgaarden, Wyoming State Lands and Investment, 122 W. 25th St., 3rd West, Cheyenne, WY 82002 w/cy of atch.

Department of Justice, Attn: Jill Ptacek, TEA Section, Antitrust Division, Liberty Place Bldg., 325 7th St. NW, 5th Floor #500, Washington, D.C. 20004 w/cy of atch.

Department of Environmental Quality, Land Quality Division, 122 West 25th Street, Cheyenne, WY 82002 w/cy of atch.

Mr. Peter Rutledge, Office of Surface Mining, Western Regional Coordinating Center, P.O. Box 46667, Denver, CO 80202-6667 w/cy of atch.

MMS, Minerals Revenue Management, Solids and Geothermal CAM, P.O. Box 25165, MS390B2, Lakewood, CO 80225-0165 w/cy of atch.

Travelers Casualty and Surety Company of America, c/o Carolyn E. Wheeler, Attorney-in-Fact, Marsh USA Inc., P.O. Box 36012, Knoxville, TN 37930

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  Exhibit 10.12